CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Income Statement [Abstract]
Revenue
Cost of revenue
Gross profit
Operating expenses:
Sales and marketing	173
Research and development	235
General and administrative	789	680
Total operating expenses	1,197	680
Loss from operations	(1,197)	(680)
Other income (expense):
Interest expense	(132)	(102)
Other income (expense), net	19	12
Total other expense, net	(113)	(90)
Net loss before income taxes	(1,310)	(770)
Provision for income taxes
Net loss	$ (1,310)	$ (770)
Net loss per share attributable to common stockholders, basic	$ (0.01)	$ (0.02)
Net loss per share attributable to common stockholders, diluted	$ (0.01)	$ (0.02)
Weighted-average common shares outstanding, basic	172,318,506	42,482,376
Weighted-average common shares outstanding, diluted	172,318,506	42,482,376
Foreign currency translation adjustment	$ (18)	$ (14)
Comprehensive loss	$ (1,328)	$ (784)